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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): August 24, 2004


                                 WORKSTREAM INC.
               (Exact Name of Registrant as Specified in Charter)

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
             CANADA                       001-15503                          N/A
(State or Other Jurisdiction of    (Commission File Number)    (I.R.S. Employer Identification
         Incorporation) No.)
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     495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA         K2K-3G1
          (Address of Principal Executive Offices)            (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)


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Item 8.01.          Other Events.

         On August 24, 2004 the Company issued a press release announcing that the Company's CEO would be speaking at the Roth Capital Partners New York Conference in September. The full text of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference

         On August 25, 2004, the Company issued a press release announcing that Ceridian Corporation has entered into a relationship with Workstream to make available Workstream's employee discount program available to Ceridian's customers and employees. The full text of such press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         99.1     Press Release issued on  August 24, 2004 by the Company.

         99.2     Press Release issued on August 25, 2004, by the Company.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WORKSTREAM INC.


Dated:  August 27, 2004                     By: /s/ Michael Mullarkey
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                                                Name:  Michael Mullarkey
                                                Title: Chief Executive Officer


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                                  Exhibit Index


Exhibit No.         Description
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99.1                Press Release issued on August 24, 2004 by Workstream Inc.

99.2                Press Release issued on August 25, 2004 by Workstream Inc.